Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Jeffrey W. Basch
Jeffrey W. Basch
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Susan Patricia Griffith
Susan Patricia Griffith
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ John P. Sauerland
John P. Sauerland
Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Philip Bleser
Philip Bleser
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Charles A. Davis
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Roger N. Farah
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Lawton W. Fitt
Lawton W. Fitt
Director and Chairperson of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Pamela J. Craig
Pamela J. Craig
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Jeffrey D. Kelly
Jeffrey D. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Patrick H. Nettles, Ph.D.
Patrick H. Nettles, Ph.D.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Kahina Van Dyke
Kahina Van Dyke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to an automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (the “Registration Statement”) in order to register under the Securities Act of 1933, as amended, offerings by the Company, from time to time, in an indeterminate amount of (a) common shares of the Company, $1.00 par value per share (the “Common Shares”), (b) serial preferred shares of the Company, without par value, in one or more series (the “Preferred Shares”), (c) senior and subordinated debt securities of the Company, in one or more series (the “Debt Securities”), (d) receipts for depositary shares representing fractional interests in shares of any particular series of a class of the Preferred Shares (the “Depositary Shares”), (e) warrants to purchase Debt Securities, Common Shares, Preferred Shares or Depositary Shares (the “Warrants”), (f) units consisting of one or more of the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants or Purchase Contracts (as defined below) or any combination of such securities (the “Units”) and (g) purchase contracts for the purchase and sale of Common Shares, Preferred Shares, Debt Securities, Warrants or Units or any combination of such securities (the “Purchase Contracts”) (collectively, the “Securities”), and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining to such Securities, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 30th day of August, 2018.

/s/ Barbara R. Snyder
Barbara R. Snyder
Director